Investor Update - November 2009
Energy & Mining
Wastewater
Sustainable Pipeline Solutions

Forward-Looking Statements
 The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this document that represent the
 Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual
 Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange
 Commission on March 2, 2009. In light of these risks, uncertainties and assumptions, the forward-
 looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise.
 Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this document are qualified by these cautionary statements.
 In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
 Insituform®, the Insituform® logo, Insitumain™, United Pipeline Systems®, Bayou Companies™,
 Corrpro®, Insituform Blue® and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform Technologies, Inc. and its affiliates.

Insituform®

We are Insituform.

The Insituform Family of Companies

Insituform
ST LOUIS, MO

		Key products & services / Markets served		
	Core Business	Wastewater	Drinking Water	Energy & Mining
Insituform Technologies, Inc. St. Louis, Missouri	Rehabilitation solutions for wastewater and drinking water pipelines	Insituform® CIPP iPlus® Composite iPlus Infusion®	InsituMain™ CIPP InsituGuard® Thermopipe® iTAP® Robotic Service Reinstatement	
United Pipeline Systems Durango, Colorado	High-density polyethelene lining solutions for the rehabilitation and protection of pipelines used to transport corrosive or abrasive materials	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™	Tite Liner® Safetyliner™
The Bayou Companies, Inc. New Iberia, Louisiana	Project management, logistics and prefabrication of onshore, offshore and deepwater pipelines, including coating, lining and insulation			Fusion bond epoxy coatings Deepwater insulations Steel catenary riser welding Quad joint fabrication Barge, rail and truck loading/unloading capabilities
Corrpro Companies, Inc. Houston, Texas	Cathodic protection systems corrosion solutions and engineering services for wastewater, drinking water, energy and mining pipelines, storage tanks and other structures	Cathodic protection systems and accessories Corrosion control services Pipeline construction Pipeline inspection, monitoring and maintenance Pipeline integrity management		

united®

BAYOU
An Insituform® Company

corrpro®
An Insituform® Company

Insituform is a leading global provider of proprietary
technologies and services for rehabilitating and maintaining sewer, water and energy and mining piping systems and the
corrosion protection of industrial pipelines

- North America - Continued profitability improvements through optimization of project management and execution capabilities (both manufacturing and contracting businesses); focus on winning and executing large projects; capitalizing on market growth from influx of federal stimulus funding

▪ Sewer Rehabilitation
 ▪ Europe - Focus on improving profitability through right-sizing installation businesses, expanding third party tube sales, optimizing German joint venture and lowering fixed operating expenses
 ▪ Asia/Pacific - Growth in India, Hong Kong and Australia, expansion into Singapore and China, growth of third party tube sales through development of certified installer program throughout Asia
▪ Water Rehabilitation
 ▪ Focus on successful implementation of Insitumain®
 ▪ Development of broader water platform to capitalize on growing water infrastructure needs globally
▪ Energy and Mining
 ▪ Continued integration of recent acquisitions of Bayou and Corrpro under common platform leadership group
 ▪ Investing in building business development opportunities for comprehensive service platform
 ▪ Focus on selective geographic expansion (Asia, Middle East) coordinated with current Insituform theatre management
Our Vision

Revenue / Op Inc Trending

700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
60,000
50,000
40,000
30,000
20,000
10,000
0
2005
2006
2007
2008
LTM 2009
Revenue
Operating Income

EBITDA / EPS Trending

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2005
2006
2007
2008
LTM 2009
EBITDA
EPS

Financial Snapshot
NOTE: LTM 2009 as of September 30, excluding Acquisition-
Related Transaction and Severance Costs
➢ LTM revenue growth of 21% and
 operating income growth of 54% with
 margin increasing from 6.3% to 8.0%
➢ Significant revenue growth expected
 in near term:
 • Economic recovery in NA Market
 • Stimulus funding
 • Insitumain™ momentum
 • Increasing Asia / Pacific
 infrastructure
 • Oil and Gas pricing recovery
 • Geographic expansion across
 service segments
➢ Growth increases earnings potential
➢ Geographic expansion and expanded
 Energy and Mining platform
 dramatically increased addressable
 market size / organic growth
 opportunities
➢ Additional cost synergies as
 companies integrate / achieve
 additional scale

LTM 2009 Revenue by Segment

Water
Wastewater
Energy & Mining

LTM 2009 Revenue by Geography

North America
Europe
Asia - Pacific
Other

Gross Margin Profile - Product Line	
Contracting	19-21%
Coatings and related services	21-23%
Engineering services	28-30%
Manufacturing	35-40%
Equipment/Material Distribution Sales	30-32%

Financial Snapshot (Continued)
NOTE: LTM 2009 as of September 30, excluding Acquisition-
Related Transaction and Severance Costs

($ in "000)	2007	2008	LTM 2009
Revenue	$ 348,085	$ 340,296	$ 341,850
Op Income	1,133	15,341	29,275
Operating Margin %	*0.3%*	*4.5%*	*8.6%*

Insituform
ST. LOUIS, MO

 PERFORMANCE
 ▪ Gross margin % increased to 24.6% (LTM Sept 2009) from 22.2% in 2008, primarily resulting from:
 - Cost of quality reductions
 - Crew efficiency / Manufacturing efficiency
 - Implementation of improved installation techniques (IPlus® Infusion (steam cure small diameter technique))
 - Lower fuel / resin prices
 - Lower fixed costs for equipment
 ▪ Win rate by $ increasing as we focus on large projects:
 - Win rate increased to 55% for first nine months of 2009, from 45% for full year of 2008
 - Won 7 of 9 projects over $6 million in 2009
 ▪ Market pricing for CIPP tube contributing to increased margin - dollars and margin %
 ▪ Contract backlog $183.8 million at September, up 3% from $178.5 million in Sept 2008
 OUTLOOK
 ▪ Continue to optimize market share
 ▪ Capture of stimulus work in 2010-2011
 ▪ Continuous improvement in project management capability
 ▪ Increase operating expense efficiency
 ▪ Grow third party tube sales business
NOTE: LTM 2009 as of September 30
North American Sewer Rehabilitation

($ in "000)	2007	2008	LTM 2009
Revenue	$ 100,658	$ 112,225	$ 94,979
Op Income	5,368	7,664	10,868
Operating Margin %	*5.3%*	*6.8%*	*11.4%*

Insituform

 PERFORMANCE
 ▪ Gross margin trends very positive - 27.2%¹ (LTM Sept 2009) versus 22.3% for 2008
 ▪ Quality improvements - large improvement on project execution (fewer project write-
 downs)
 ▪ Backlog growing - $40.7 million at September 2009 versus $30.7 million at September
 2008, a 32.6% improvement
 ▪ German JV performance improving - Insituform’s equity earnings improved to $1.0 million (LTM Sept 2009) versus $0.8 million in 2008, a 29% improvement
¹ Excludes fourth quarter 2008 one-time gain from litigation settlement of $8 million recorded as revenues
NOTE: LTM 2009 as of September 30
European Sewer Rehabilitation

($ in "000)	2007	2008	LTM 2009
Revenue	$ 973	$ 10,129	$ 26,824
Op Income	(507)	1,639	3,324
Operating Margin %	*-52.1%*	*16.2%*	*12.4%*
Backlog	35,100	46,238	84,463

益
地
產
心

 PERFORMANCE / OUTLOOK
 ▪ Creating a capable execution organization on a market specific basis
 ▪ India - strong relationship with SPML, opening new regional markets
 ▪ Using recent Sydney award to grow share in Australian market
 ▪ Certified installer program to promote tube sales in small diameter markets (Singapore, China)
NOTE: LTM 2009 as of September 30
Asia-Pacific Sewer Rehabilitation

- *EstimatedAddressableMarket Size - US$210million*

CITIES WITH MORE THAN 1 MILLION POPULATION
(2001 Census)
N
PAKISTAN
CHINA (Tibet)
NEPAL
BHUTAN
BANGLADESH
ARABIAN SEA
BAY OF BENGAL
JAMMU & KASHMIR
Srinagar
HIMACHAL PRADESH
UTTARANCHAL
ARUNACHAL PRADESH
Meerut
Faridabad
UTTAR PRADESH
Agra
RAJASTHAN
Lucknow
NAGALAND
GUJARAT
Bhopal
MEGHALAYA
MANIPUR
TRIPURA
MIZORAM
MADHYA PRADESH
JHARKHAND
WEST BENGAL
Indore
CHHATTISGARH
Nashik
Thane
Nagpur
ORISSA
DIU
DAMAN
DADAR & NAGAR HAVELI
Kalyan-Dombivli
Maharashtra
Hyderabad
ANDHRA PRADESH
YANAM (Pondicherry)
Panaji
GOA
KARNATAKA
LAKSHADWEEP
Chennai (Madras)
Coimbatore
PONDICHERRY (Puducherry)
MAHE (Pondicherry)
TAMIL NADU
KARAIKAL (Pondicherry)
KERALA
Madurai
Port Blair
ANDAMAN & NICOBAR ISLANDS
Above 8 mln
4-8 mln
2-4 mln
1-2 mln
Map not to Scale
Copyright © 2006, Compare Infobase Limited

- Focus will remain on wastewater market for foreseeable future; water market will develop over long-term

 ▪ Cities over 1 million people - 56
 ▪ Structure - 50.5% owned JV with SPML
 Overview / Outlook:
 ▪ Established solid base of operations in Delhi
 ▪ Recently successfully expanded outside of Delhi
 with contract win in Uttar Pradesh
 ▪ Actively marketing to other major cities - Mumbai,
 Hyderabad
 ▪ Chennai efforts important as they will establish
 operations outside of monsoon belt
1
3
Current
capability
India

- *Estimated Addressable Market - TBD*
- *Cities over 1 million people - 171*

Hailar
Qiqihar
Harbin
Changchun
Shenyang
Yining
Kuqa
Urumqi
Aksu
Korla
Turpan
Kashgar
Yellow River
Dunhuang
Jiayuguan
Hohhot
Baotou
Yinchuan
Golmud
Xining
Lanzhou
Taiyuan
Qingdao
Zhengzhou
Kaifeng
Xian
Luoyang
Tibet
Lhasa
Shigatse
Tsedang
Gyangtse
Chengdu
Shanghai
Lijiang
Yangtze River
Guiyang
Nanchang
Fuzhou
Guilin
Xiamen
Dali
Kunming
Taiwan
Nanning
Haikou
Sanya
Dongsha Islands

- Hong Kong operation will be base for large one-off water rehab projects through Asia/Pacific and Middle-East

Insituform

 Overview / Outlook:
 ▪ Hong Kong is the springboard into China
 ▪ Acquired remaining 50% of joint venture with
 VSL in June
 ▪ Significant recent project wins direct with the
 client will enable operational efficiencies
 ▪ Currently identifying potential CIPP installers in
 China to become certified Insituform installers in
 greater Guangzhou, Shanghai, Beijing, Wuhan
 and Chongqing areas
1
Hong Kong / China

AUSTRALIA
EAST TIMOR
Cape York
Darwin
Kakadu NP
Katherine
Gulf of Carpentaria
Great Barrier Reef
Coral Sea
INDIAN OCEAN
The Kimberley
Broome
Cairns
NORTHERN TERRITORY
Townsville
Airlie Beach
SOUTH PACIFIC OCEAN
Karratha
Alice
Rockhampton
Bundaberg
Uluru
Noosa Heads
Brisbane
Toowoomba
Kalgoorlie-Boulder
Geraldton
Nullarbor Plain
Ranges
NEW SOUTH WALES
Port Macquarie
Newcastle
Perth
Esperance
Adelaide
Busselton
Great Australian Bight
VICTORIA
Snowy Mountains
Albany
Melbourne
Great Ocean Road
Bass Strait
SOUTHERN OCEAN
TASMANIA
Freycinet Peninsula
Hobart
500 km
300 miles
1
2
3

 ▪ Estimated Addressable Market Size - $US195 million
 ▪ Cities over 1 million people - 4
 ▪ Overview / Outlook:
 ▪ Sydney represents largest trenchless rehabilitation market in Australia
 ▪ Focus on scaling up to establish fully-functional business platform throughout Australia (specialized roles, crew productivity, etc.)
 ▪ During 2010 will establish service platform in Victoria
 ▪ During 2011 will establish service platform in Queensland
Current
capability
Planned
Expansion
Water
Opportunities
Australia

 ▪ Estimated Addressable Market - $110 M (per annum)
 Overview / Outlook
 ▪ Insituform purchasing former licensee to have execution capability
 ▪ Plan to bid on large diameter projects and institute a certified installer program to sell tube and technical services for small diameter projects
 (one already agreed upon)
 ▪ Opportunity - Approximately $300 million in sewer rehabilitation projects to be tendered over next three years
Singapore

($ in "000)	2007	2008	LTM 2009
Revenue	$ 4,248	$ 13,447	$ 12,449
Op Income	(1,584)	(1,658)	(3,249)
Operating Margin %	*-37.3%*	*-12.3%*	*-26.1%*

- Key to success and growth - getting cost profile below dig and replace methods - Insitumain™ is that solution!

Insituform Blue

 CONSIDERATIONS
 ▪ Introduced Insitumain in March 2009 -
 - Fully Structural CIPP water product
 - Current capability - diameters from 6” to 12”, operating pressures up to 150 psi (working on developing capability up to 24”), and any type of host pipe material - very important as it can addresses 65-70% of market issues
 - Epoxy resin system allows adhesive seal of connections (versus mechanical seal)
 ▪ Began pilot testing in the 3rd quarter with success
 ▪ Will continue pilot tests in the 4th quarter
 ▪ Already secured approximately $2 million in project awards, with more pending
NOTE: LTM 2009 as of September 30
Water Rehabilitation

Insituform

($ in "000)	2007	2008	LTM 2009
Revenue	$ 41,606	$ 60,567	$ 174,232
Op Income	9,120	10,896	12,056
Operating Margin %	*21.9%*	*18.0%*	*6.9%*

 PERFORMANCE
 ▪ Integration completed with run rate savings > $6.5M (2010)
 ▪ Corrpro has performed as planned
 ▪ Bayou has performed well despite depressed natural gas pricing
 - >30% drop in ancillary businesses (CCSI, BWW, Baton Rouge Coating JV)
 - Virtually no work in small diameter gas market in 2009
 - Oil market rebounding, leading to increased quote activity late in the year
 ▪ UPS downturn related to lower copper and gas pricing - significant backlog growth in second half of
 2009
 ▪ Platform sales momentum created by recent Mexican project awards (see next slide)
 STRATEGIC OUTLOOK
 ▪ Strengthening bid table as commodity pricing recovers - Chile,
 Australia, Canada, Middle East
 ▪ Target capital “light:” geographic expansions - Garneau (Canada)
 ▪ Platform momentum creates value added opportunities in key markets -
 Oil Sands, Gulf of Mexico
 ▪ Concrete / Insulation expansion
NOTE: LTM 2009 as of September 30, excluding Acquisition-Related Transaction and Severance Costs
Energy and Mining

▪ First significant cross E&M platform sale - total value $13 million
▪ Scope - oil and water line replacement, which includes elements for
 TiteLiner®, CCSI, Corrpro, Bayou Welding Works
▪ Direct relationship with Petróleos Mexicanos (“Pemex”) (versus contractors)
▪ Creates future opportunities for work with Pemex and well field developers (Schlumberger, etc.)
▪ Robust bid table:
 ▪ Mexico - >$100 million in first half 2010
 ▪ Canadian Oil Sands
 ▪ North Sea
Project Summary - Poza Rico, Mexico

▪ Will look for opportunities to expand capability:
 ➢ Pipeline inspection / leak detection - complementary
 Corrpro capabilities on industrial side
 ➢ Front-end development of maintenance programs -
 complement our execution capability
 ➢ Flexible pipe opportunities to access markets where dig
 and replace will remain dominant
 ➢ Pipeline integrity services
Focus on Water for Future Growth

Technology Innovator
Premier Brand / Long
Standing Customer
Relationships
Experience with Complex
Regulatory Environment
Project Management and
Execution Capability
Leader in Large and
Growing Markets
Energy & Mining
Wastewater
Our Business

Appendix

Insituform

	Year Ended December 31,				LTM 9/30/2009 (Pro Forma)
	2005	2006	2007	2008	
Income From Continuing Operations	$ 20,160	$ 26,303	$ 12,866	$ 24,076	$ 33,226
Taxes On Income (Tax Benefit)	8,913	11,826	(149)	8,625	13,068
Interest Expense	8,465	6,834	5,368	5,398	7,655
Depreciation and Amortization	16,372	16,620	16,252	17,307	24,300
EBITDA	**$ 53,910**	**$ 61,583**	**$ 34,337**	**$ 55,406**	**$ 78,249**

▪ The following is a reconciliation of Insituform's income from continuing operations to EBITDA:
(1) 9/30/09 Pro Forma EBITDA excludes all acquisition transaction costs incurred by Insituform, Bayou and Corrpro
EBITDA Reconciliation